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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 20, 2003

                                    DVI, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                  001-11077                    22-2722773
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    (State or Other              (Commission                 (IRS Employer
 Jurisdiction of Formation)      File Number)            Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

DVI Financial Services Inc., ("DVI FS") a wholly owned subsidiary of DVI, Inc. (the "Company") announced today a preliminary agreement with US Bank Portfolio Services ("USBPS") to transfer the servicing for the securitizations established through DVI Receivables VIII, L.L.C., DVI Receivables X, L.L.C., DVI Receivables XI, L.L.C., DVI Receivables XII, L.L.C., DVI Receivables XIV, L.L.C., DVI Receivables XVI, L.L.C., DVI Receivables XVII, L.L.C., DVI Receivables XVIII, L.L.C. and DVI Receivables XIX, L.L.C. (the "Securitizations"). In addition, the preliminary agreement includes the transfer of servicing of DVI FS's portfolio of loans and leases to USBPS.


In order to effect the terms of the preliminary agreement, DVI FS and the trustee for the Securitizations are negotiating a settlement agreement formally authorizing the transfer of servicing and amending certain provisions of the Securitization documents. As soon as the settlement agreement is finalized, DVI FS will seek an expedited hearing in order to transfer servicing on a timely basis.

The transfer process will not begin until the approval of the U.S. Bankruptcy Court for the District of Delaware is obtained.

On August 25, 2003, the Company, together with DVI FS and DVI Business Credit Corporation, filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware, located in Wilmington, Delaware.


FORWARD LOOKING STATEMENTS


This report contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, the Company's expectations regarding its transfer of servicing rights. These statements may be identified by their use of words, such as "anticipate," "estimates," "should," "expect," "guidance," "project," "intend," "plan," "believe" and other words and terms of similar meaning, in connection with any discussion of the Company's financial statements, business, results of operations, liquidity and future operating or financial performance. Factors that could affect the Company's forward-looking statements include, among other things: risks associated with the negotiation of the settlement agreement, risks associated with the bankruptcy process and risks associated with obtaining bankruptcy court approval of the settlement agreement.

                                   # # #


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      DVI, Inc.

                                                      By:   /s/ John P. Boyle
                                                          --------------------
                                                            John P. Boyle
                                                            Secretary

Dated: November 20, 2003